UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 10, 2015
TESORO LOGISTICS LP
(Exact name of registrant as specified in its charter)

Delaware	1-35143	27-4151603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828
(Address of principal executive offices)	(Zip Code)

(210) 626-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 10, 2015, Tesoro Logistics LP (the “Partnership”) issued a press release announcing that it had reached agreement with Tesoro Corporation (“Tesoro”) regarding the transaction (the “Contribution”) described herein. Effective November 12, 2015, the Partnership, Tesoro, Tesoro Refining & Marketing Company LLC (“TRMC”), Carson Cogeneration Company (“Carson Cogen”), Tesoro Logistics GP, LLC (the “General Partner”), Tesoro Logistics Operations LLC (the “Operating Company”) and Tesoro SoCal Pipeline Company LLC (“TSPC”) consummated the Contribution, pursuant to which Carson Cogen and TRMC agreed to contribute, through the General Partner and the Partnership to the Operating Company or TSPC, as applicable, the assets described below (collectively, the “Assets”):

•
Carson Cogen’s undivided fifty percent (50%) fee interest in a portion of an eight inch pipeline that carries jet fuel (“Pipeline 88”), which portion runs from the intersection of Sepulveda Boulevard and Figueroa Street, in the City of Los Angeles, to Los Angeles International Airport (the “Remaining Pipeline 88 Interest”);

•	TRMC’s tankage with a shell capacity of approximately six million six hundred thousand (6,600,000) barrels located at TRMC’s refinery in Carson, California (the “Tankage”); and

•	certain related assets used in connection with the foregoing assets.

The Contribution of the Tankage was made in exchange for consideration from the Partnership to the General Partner of approximately $491.7 million, comprised of $250 million in cash financed pursuant to a term loan, and the issuance of equity securities of the Partnership with a fair value of approximately $241.7 million. The equity was comprised of 269,067 general partner units to restore and maintain the General Partner's 2% general partner interest in the Partnership and 4,112,346 common units. The Contribution of the Remaining Pipeline 88 Interest was made in exchange for consideration from the Partnership to Carson Cogen of 151,021 common units with a value equal to approximately $8.33 million.

The Partnership issued a press release on November 12, 2015, announcing the consummation of the transaction, which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

In connection with the Contribution, the Partnership, the Operating Company, TSPC, Tesoro, TRMC, Carson Cogen and the General Partner, as applicable, entered into certain commercial agreements on November 12, 2015:

Contribution, Conveyance and Assumption Agreement

The description of the Contribution Agreement (as defined below) is provided below under Item 2.01 and is incorporated in this Item 1.01 by reference. A copy of the Contribution Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

First Amended and Restated Schedules to the Third Amended and Restated Omnibus Agreement

The Partnership entered into Amended and Restated Schedules to the Third Amended and Restated Omnibus Agreement (“Amended Omnibus Schedules”), with the General Partner, Tesoro, TRMC, Tesoro Alaska Company LLC and Tesoro Companies, Inc., which amend and restate the schedules to the third amended and restated omnibus agreement to include the Assets subject to the Contribution Agreement.

The foregoing description is not complete and is qualified in its entirety by reference to the Amended Omnibus Schedules, which are filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Storage Services Agreement - Carson II

The Operating Company entered into the Storage Services Agreement - Carson II, with TRMC, the General Partner and the Partnership (the “SSA”) to govern the provision of storage services by the Operating Company to TRMC with respect to the Tankage. The General Partner and the Partnership are parties to the SSA solely to facilitate the contribution of commercial rights to the Operating Company. The initial term of the SSA is for ten years. TRMC has the option to extend the term for up to two renewal terms of five years each, with at least 36-months’ notice. Under the SSA, the Operating Company will provide storage and handling services for crude and black oils owned by TRMC and stored in one or more of the Operating Company's tanks. TRMC shall pay the fees specified in an applicable terminal service order to be executed by the Operating Company and TRMC related to the dedication of such tanks and any ancillary services. All fees under the SSA that are to be set forth on terminal service orders will be indexed for inflation. For up to two years after the termination of the SSA, and provided the termination was not due to TRMC's default, TRMC may exercise a right of first refusal on any new storage agreement the Operating Company offers to a third party.

The foregoing description is not complete and is qualified in its entirety by reference to the SSA, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

First Amendment to Transportation Services Agreement and Pipeline Service Order for Refined Products Pipelines

TSPC and TRMC entered into an amendment to the Transportation Services Agreement (SoCal Pipelines) dated as of December 6, 2013 (the “First Amendment to Transportation Services Agreement”). Pursuant to the First Amendment to Transportation Services Agreement, TSPC will provide certain services related to Pipeline 88 to enable TRMC to deliver products to TRMC’s Wilmington and Carson refineries.

The foregoing description is not complete and is qualified in its entirety by reference to the First Amendment to Transportation Services Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

License Agreement

TRMC and the Operating Company entered into a license agreement (the “License Agreement”) pursuant to which TRMC granted the Operating Company non-exclusive access to TRMC’s refinery located in Carson, California to operate the Tankage. The License Agreement may be terminated by TRMC on 30 days’ prior written notice to the Operating Company.

The foregoing description is not complete and is qualified in its entirety by reference to the License Agreement, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Amendment No. 1 to Tranche 2 Contribution Agreement

The Partnership, the General Partner, the Operating Company, Tesoro, TRMC and Carson Cogen entered into an amendment to the Contribution, Conveyance and Assumption Agreement dated as of November 18, 2013 (the “Amendment to Tranche 2 Contribution Agreement”). The Amendment to Tranche 2 Contribution Agreement removes the repurchase option for Pipeline 88.

The foregoing description is not complete and is qualified in its entirety by reference to the Amendment to Tranche 2 Contribution Agreement, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Relationships

Each of the Partnership, the General Partner, TRMC, TCI, Carson Cogen, TSPC, Tesoro Alaska Company LLC (“TAC”) and the Operating Company is a direct or indirect subsidiary of Tesoro. As a result, certain individuals, including officers and directors of Tesoro and the General Partner, serve as officers and/or directors of more than one of such other entities. After the acquisition, the General Partner, as the general partner of the Partnership, holds 1,900,515 general partner units of the Partnership, which represents a 2% general partner interest, and 8,034,123 common units of the Partnership, which represents an 8.45% limited partner interest in the Partnership. Tesoro, together with TRMC, Carson Cogen, TAC and the General Partner, holds 32,445,115 common units of the Partnership, which represent an approximate 34.84% limited partner interest, in addition to the 2% general partner interest in the Partnership discussed above.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Effective November 12, 2015, in connection with the Contribution, the Partnership entered into a Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”) with the General Partner, Tesoro, TRMC, Carson Cogen, the Operating Company and TSPC. In connection with the Contribution, the following transactions, among others occurred pursuant to the Contribution Agreement:

•	Carson Cogen contributed to the Partnership, as a capital contribution, its interest in the Remaining Pipeline 88 Interest for 151,021 common units of the Partnership;

•	TRMC contributed to the General Partner, as a capital contribution to the General Partner, its interest in the Tankage to increase its aggregate membership interest in the General Partner to 95.5%;

•
the General Partner contributed to the Partnership, as a capital contribution, its interest in the Tankage in exchange for (a) $250 million in cash, (b) 269,067 general partner units in the Partnership, to restore and maintain the General Partner’s 2% general partner interest in the Partnership, and (c) 4,112,346 common units representing a 4.42% limited partner interest in the Partnership;

•	the Partnership contributed to the Operating Company, as a capital contribution, its interest in the Assets; and

•	the Operating Company contributed to TSPC, as a capital contribution, its interest in the Remaining Pipeline 88 Interest.

These transfers and distributions were made in a series of steps outlined in the Contribution Agreement.

The foregoing description is not complete and is qualified by reference to the full text of the Contribution Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The description in Item 1.01 above of the issuance of common units by the Partnership on November 12, 2015, in connection with the consummation of the transactions contemplated by the Contribution Agreement is incorporated in this Item 3.02 by reference. The foregoing transactions were undertaken in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended the (“Securities Act”) afforded by Section 4(2) thereof. The Partnership believes that exemptions other than the foregoing exemption may exist for these transactions.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment No. 2 to the Second Amended and Restated Limited Liability Company Agreement of Tesoro Logistics GP, LLC

On November 12, 2015, Tesoro and TRMC entered into Amendment No. 2 to the Second Amended and Restated Limited Liability Company Agreement of Tesoro Logistics GP, LLC (“Amendment No. 2”). Amendment No. 2 adjusts the membership interests of the owners of the General Partner to reflect the transactions contemplated by the Contribution Agreement by amending the Amended and Restated Limited Liability Company Agreement of Tesoro Logistics GP, LLC dated April 25, 2011, as amended.

The foregoing description is not complete and is qualified in its entirety by reference to Amendment No. 2, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On November 12, 2015, the Partnership issued a press release announcing the execution of the Contribution Agreement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information above is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Current Report, including Exhibit 99.1, will not be subject to liability under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any registration statement or other document filed by the Partnership under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Item 8.01	Other Events.

On November 12, 2015 (the “Term Loan Effective Date”), the Partnership entered into a $250 million term loan agreement (the “Term Loan Agreement” and the loans thereunder, the “Term Loans”) with MUFG Union Bank, N.A. (“MUFG”), as administrative agent and as a lender. MUFG intends to syndicate a portion of the Term Loans to certain other banks and financial institutions following the Term Loan Effective Date. The Term Loan Agreement is guaranteed by certain of the Partnership’s subsidiaries and is scheduled to mature on December 3, 2020 (the “Maturity Date”).

Borrowings under the Term Loan Agreement will bear interest at either an alternate base rate (defined as the highest of (x) the prime rate from time to time published in The Wall Street Journal as the “US Prime Rate”, (y) the federal funds effective rate plus ½ of 1% and (z) LIBOR for a one-month interest period plus 1%) plus an applicable margin, or a Eurodollar rate, plus an applicable margin. The applicable margin on November 12, 2015, was 1.75% in the case of the alternate base rate and 2.75% in the case of the Eurodollar rate and the applicable margin for each of the alternate base rate and Eurodollar rate will increase 0.25% per annum beginning on December 3, 2016, and such margins are subject to upward adjustment if the facility is not fully syndicated by the 90th day following the Term Loan Effective Date.

The Partnership is not required to repay installments on the Term Loans, and the Partnership is required to repay the Term Loans on the Maturity Date. The Term Loan Agreement is voluntarily prepayable from time to time without premium or penalty.

The Term Loan Agreement contains affirmative covenants, negative covenants, representations and warranties and events of default substantially similar to those set forth in the Partnership’s second amended and restated senior secured revolving credit agreement, dated as of December 2, 2014, except that the Term Loan Agreement does not contain any financial covenants.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

2.1
Contribution, Conveyance and Assumption Agreement, dated as of November 12, 2015, among Tesoro Logistics LP, Tesoro Logistics GP, LLC, Tesoro Logistics Operations LLC, Tesoro SoCal Pipeline Company LLC, Tesoro Corporation, Tesoro Refining & Marketing Company LLC and Carson Cogeneration Company.

3.1
Amendment No. 2 to the Second Amended and Restated Limited Liability Company Agreement of Tesoro Logistics GP, LLC, dated as of November 12, 2015, between Tesoro Corporation and Tesoro Refining & Marketing Company LLC.

10.1
First Amended and Restated Schedules to the Third Amended and Restated Omnibus Agreement, dated as of November 12, 2015, among Tesoro Logistics LP, Tesoro Logistics GP, LLC, Tesoro Corporation, Tesoro Refining & Marketing Company LLC, Tesoro Alaska Company LLC and Tesoro Companies, Inc.

	10.2	Storage Services Agreement - Carson II, dated as of November 12, 2015, among Tesoro Logistics Operations LLC, Tesoro Refining & Marketing Company LLC, Tesoro Logistics GP, LLC and Tesoro Logistics LP.

10.3
First Amendment to Transportation Services Agreement and Pipeline Service Order for Refined Products Pipelines, dated as of November 12, 2015, between Tesoro SoCal Pipeline Company LLC and Tesoro Refining & Marketing Company LLC.

	10.4	License Agreement, dated as of November 12, 2015, between Tesoro Logistics Operations LLC and Tesoro Refining & Marketing Company LLC.

10.5
Amendment No. 1 to Tranche 2 Contribution Agreement, dated as of November 12, 2015, among Tesoro Logistics LP, Tesoro Logistics GP, LLC, Tesoro Logistics Operations LLC, Tesoro Corporation, Tesoro Refining & Marketing Company LLC and Carson Cogeneration Company.

	99.1	Press Release of the Partnership issued on November 12, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2015

TESORO LOGISTICS LP
By:	Tesoro Logistics GP, LLC
its General Partner

By:	/s/ STEVEN M. STERIN
Steven M. Sterin
Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description

2.1
Contribution, Conveyance and Assumption Agreement, dated as of November 12, 2015, among Tesoro Logistics LP, Tesoro Logistics GP, LLC, Tesoro Logistics Operations LLC, Tesoro SoCal Pipeline Company LLC, Tesoro Corporation, Tesoro Refining & Marketing Company LLC and Carson Cogeneration Company.

3.1
Amendment No. 2 to the Second Amended and Restated Limited Liability Company Agreement of Tesoro Logistics GP, LLC, dated as of November 12, 2015, between Tesoro Corporation and Tesoro Refining & Marketing Company LLC.

10.1
First Amended and Restated Schedules to the Third Amended and Restated Omnibus Agreement, dated as of November 12, 2015, among Tesoro Logistics LP, Tesoro Logistics GP, LLC, Tesoro Corporation, Tesoro Refining & Marketing Company LLC, Tesoro Alaska Company LLC and Tesoro Companies, Inc.

10.2	Storage Services Agreement - Carson II, dated as of November 12, 2015, among Tesoro Logistics Operations LLC, Tesoro Refining & Marketing Company LLC, Tesoro Logistics GP, LLC and Tesoro Logistics LP.

10.3
First Amendment to Transportation Services Agreement and Pipeline Service Order for Refined Products Pipelines, dated as of November 12, 2015, between Tesoro SoCal Pipeline Company LLC and Tesoro Refining & Marketing Company LLC.

10.4	License Agreement, dated as of November 12, 2015, between Tesoro Logistics Operations LLC and Tesoro Refining & Marketing Company LLC.

10.5
Amendment No. 1 to Tranche 2 Contribution Agreement, dated as of November 12, 2015, among Tesoro Logistics LP, Tesoro Logistics GP, LLC, Tesoro Logistics Operations LLC, Tesoro Corporation, Tesoro Refining & Marketing Company LLC and Carson Cogeneration Company.

99.1	Press Release of the Partnership issued on November 12, 2015.